EXHIBIT  23.1


                            COOPERS & LYBRAND L.L.P.






                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We consent to the incorporation by reference in this Registration Statement of Super Vision International, Inc. on Form S-8 of our report dated February 14, 1997 on our audits of the consolidated financial statements of Super Vision International, Inc.




/s/ Coopers & Lybrand L.L.P.

Orlando, Florida
July 14 , 1997



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